Supplement Dated May 1, 2007
to
Prospectus Dated May 1, 2002
for
First Foundation
Flexible Premium Variable Life Insurance Policies

Issued by
Kemper Investors Life Insurance Company
through its
KILICO Variable Separate Account 2

The section "KILICO AND THE SEPARATE ACCOUNT, Kemper Investors Life Insurance Company" is amended to include the following new paragraphs:

       Effective September 3, 2003, KILICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Chase Insurance Life and Annuity Company ("CILAAC") (formerly known as Federal Kemper Life Assurance Company). In a contemporaneous transaction, CILAAC and KILICO entered into a coinsurance agreement under which CILAAC administered certain lines of business currently underwritten by KILICO, including the Policies. The coinsurance arrangement did not change KILICO's obligations to Policy Owners under the Policies and did not create any obligations for CILAAC to Policy Owners under the Policies.

       On July 3, 2006, Protective Life Insurance Company ("Protective Life") of Birmingham, Alabama, acquired CILAAC. On April 1, 2007, CILAAC merged into and with Protective Life. On the date of the merger, Protective Life acquired from CILAAC all of CILAAC's assets and became directly liable for CILAAC's liabilities and obligations with respect to all KILICO insurance policies and annuity contracts administered by CILAAC then outstanding pursuant to the coinsurance agreement. Protective Life is responsible for administration of the Policies.

        The issuer, benefits and provisions of the Policies were not changed by any of the transactions and agreements described above.